AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 6, 2004.

SECURITIES ACT FILE NO. 333-120203

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☒

PRE-EFFECTIVE AMENDMENT NO. ☐

POST-EFFECTIVE AMENDMENT NO. 1 ☒

SMITH BARNEY APPRECIATION FUND INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

125 BROAD STREET, NEW YORK, NY 10004

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

1-800-451-2010

(REGISTRANT’S AREA CODE AND TELEPHONE NUMBER)

R. JAY GERKEN

SMITH BARNEY FUND MANAGEMENT LLC

399 PARK AVENUE, 4TH FLOOR

NEW YORK, NY 10022

(NAME AND ADDRESS OF AGENT FOR SERVICE)

WITH COPIES TO:

BURTON M. LEIBERT, ESQ. DIANNE E. O’DONNELL, ESQ.	ROBERT I. FRENKEL SMITH BARNEY FUND MANAGEMENT LLC
WILLKIE FARR & GALLAGHER LLP	300 FIRST STAMFORD PLACE
787 SEVENTH AVENUE	STAMFORD, CT 06902
NEW YORK, NY 10019-6099

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: Registrant proposes that pursuant to Rule 485(b) under the Securities Act of 1933, as amended, the Registration Statement become effective on the filing hereof.

TITLE OF SECURITIES BEING REGISTERED:

Class A, Class B and Class C shares of common stock ($.001 par value) of the Registrant

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933, as amended, pursuant to Section 24(f) under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith because of reliance upon Section 24(f).

PART A

INFORMATION REQUIRED IN THE PROSPECTUS/PROXY STATEMENT

SMITH BARNEY INVESTMENT FUNDS INC.

125 Broad Street

New York, New York 10004

Smith Barney Group Spectrum Fund

December 6, 2004

Dear Shareholders:

You are being asked to vote on an Agreement and Plan of Reorganization whereby all of the assets of Smith Barney Group Spectrum Fund (the “Acquired Fund”), a series of Smith Barney Investment Funds Inc., would be transferred in a tax-free reorganization to Smith Barney Appreciation Fund Inc. (the “Acquiring Fund”) in exchange for shares of the common stock of the Acquiring Fund. If the Agreement and Plan of Reorganization is approved and consummated, you would no longer be a shareholder of the Acquired Fund, but would become a holder of shares of common stock of the Acquiring Fund, which has an investment objective and focus on medium- and large-cap U.S. equities similar to your Fund.

AFTER CAREFUL REVIEW, THE MEMBERS OF YOUR FUND’S BOARD HAVE APPROVED THE PROPOSED REORGANIZATION. THE BOARD MEMBERS OF YOUR FUND BELIEVE THAT THE PROPOSAL SET FORTH IN THE NOTICE OF MEETING FOR YOUR FUND IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR THE PROPOSAL.

Your vote is important. PLEASE TAKE A MOMENT TO SIGN THE PROXY CARD AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. For more information, please call 1-877-456-6399. If you prefer, you can fax the proxy card (both sides) to 1-877-226-7171; vote by telephone by calling 1-800-690-6903 using the 14-digit control number located on your proxy card; or vote through the Internet by logging on to www.proxyweb.com and following the instructions on the site. The Acquired Fund may also solicit proxies from shareholders by letter or telephone or through the Internet. Voting by fax, telephone or through the Internet will reduce the time and costs associated with the proxy solicitation. When the Acquired Fund records proxies by telephone, by fax or through the Internet, it will use procedures designed to (i) authenticate shareholders’ identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded.

Whichever voting method you choose, please read the full text of the accompanying Prospectus/Proxy Statement before you vote.

Respectfully,

/s/     R. JAY GERKEN

R. Jay Gerken

Chairman of the Board, President and Chief Executive Officer Smith Barney Investment Funds Inc.

WE URGE YOU TO SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING (UNLESS YOU ARE VOTING BY TELEPHONE, BY FAX OR THROUGH THE INTERNET). YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

SMITH BARNEY INVESTMENT FUNDS INC.

Smith Barney Group Spectrum Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Please take notice that a Special Meeting of Shareholders (the “Special Meeting”) of Smith Barney Group Spectrum Fund (the “Acquired Fund”), a series of Smith Barney Investment Funds Inc. (“Investment Funds”), will be held at the Citigroup Center, 153 E. 53rd Street, 14th Floor, New York, New York 10022, on January 28, 2005, at 1:00 p.m., Eastern time, for the following purpose:

PROPOSAL 1:

To approve an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets of the Acquired Fund in exchange for shares of the corresponding class of Smith Barney Appreciation Fund Inc. (the “Acquiring Fund”), and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, (ii) distribution to shareholders of the Acquired Fund of such shares of the Acquiring Fund in liquidation of the Acquired Fund and cancellation of the Acquired Fund’s outstanding shares and (iii) the subsequent termination of the Acquired Fund as a series of Investment Funds.

The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments thereof.

Holders of record of shares of the Acquired Fund at the close of business on November 15, 2004 are entitled to vote at the Special Meeting and at any adjournments thereof.

You must complete, sign and return your proxy card (unless you are voting by telephone or through the Internet) if you wish to vote your Acquired Fund shares.

If the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Acquired Fund’s outstanding shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal. For more information, please call PFPC Inc., the Acquired Fund’s proxy solicitor, at 1-877-456-6399.

By Order of the Board of Directors

Robert I. Frenkel

Secretary

December 6, 2004

IMPORTANT—WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN THE CARD IN THE ENCLOSED ADDRESSED, POSTAGE-PAID ENVELOPE (UNLESS YOU ARE VOTING BY TELEPHONE, BY FAX OR THROUGH THE INTERNET) WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETING. IF YOU CAN ATTEND THE SPECIAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

INSTRUCTIONS FOR SIGNING THE PROXY CARD

The following general rules for signing the proxy card may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp.	John Doe
c/o John Doe, Treasurer
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee	Jane B. Doe
u/t/d 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust.	John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2) Estate of John B. Smith	John B. Smith Jr., Executor

ADDITIONAL MATERIALS

The following additional materials, which have been incorporated by reference into the Statement of Additional Information dated December 6, 2004 relating to this Prospectus/Proxy Statement and the Reorganization, will be sent to all shareholders of the Acquired Fund requesting a copy of such Statement of Additional Information.

1.	The Statement of Additional Information for Smith Barney Appreciation Fund Inc., dated April 29, 2004, as supplemented to the date hereof.

2.	The Statement of Additional Information for Smith Barney Group Spectrum Fund, dated January 28, 2004, as supplemented to the date hereof.

3.	The Annual Report of Smith Barney Appreciation Fund for the year ended December 31, 2003 and the Semi-Annual Report to Shareholders for the six months ended June 30, 2004.

4.	The Annual Report of Smith Barney Group Spectrum Fund for the year ended September 30, 2004.

Questions and Answers Concerning the Combination of the

Smith Barney Group Spectrum Fund with and into

Smith Barney Appreciation Fund Inc.

The enclosed materials include a combined Prospectus/Proxy Statement containing information you need to make a more informed decision. However, we thought it would also be helpful for you to have, at the start, answers to some of the important questions you might have about the proposed reorganization.

We hope you find these explanations useful as you review your materials before voting. For more detailed information about the proposed reorganization, please refer to the enclosed Prospectus/Proxy Statement.

What will happen to my shares if the proposed reorganization is approved?

You will become a shareholder of Smith Barney Appreciation Fund Inc., on or about February 4, 2005 (the “Closing Date”), and will no longer be a shareholder of Smith Barney Group Spectrum Fund, which will be terminated pursuant to the proposed reorganization. You will receive shares of the corresponding class of common stock of Smith Barney Appreciation Fund Inc. with a total net asset value equal to the total net asset value of your investment in Smith Barney Group Spectrum Fund at the time of the closing of the reorganization.

If the reorganization is approved and you do not wish to become a shareholder of Smith Barney Appreciation Fund, you may redeem your shares prior to the Closing Date. Please note that any redemption will be subject to all applicable deferred sales charges and will result in a taxable event for federal income tax purposes.

For those shareholders who have elected to have their dividends reinvested, dividends will continue to be reinvested automatically, unless otherwise directed by such shareholder, until the Closing Date.

What are the key reasons for the reorganization?

The reorganization will allow shareholders of Smith Barney Group Spectrum Fund to remain invested in a fund that concentrates its investments in medium and large capitalization U.S. equities but has better historical performance and a lower total expense ratio. Prospective savings to shareholders of Smith Barney Group Spectrum Fund may be increased and there will likely be enhanced opportunities for realizing greater economies of scale as a result of the reorganization.

Do the Funds have similar investment objectives?

Yes. Smith Barney Group Spectrum Fund seeks capital appreciation and to outperform the S&P 500 Index by investing, to the extent it is invested in equity securities, in the common stocks that comprise the sub-industries of the S&P 500 Index that have been determined by the Smith Barney Group Spectrum Allocation Model as likely to outperform the entire S&P 500 Index. Smith Barney Appreciation Fund seeks long-term appreciation of shareholders’ capital by investing primarily in equity securities of medium and large capitalization U.S. companies.

Each of Smith Barney Group Spectrum Fund and Smith Barney Appreciation Fund are “diversified” funds, and Smith Barney Fund Management LLC (“SBFM”), the investment manager of each Fund, seeks to diversify the risks of each Fund’s investments by holding securities of a number of different companies. However, the investment strategies and limitations of each Fund (and their related risk characteristics) are NOT identical. For more information regarding the similarities and differences between the two Funds, please refer to the attached Prospectus/Proxy Statement.

Will my expenses change as a result of the reorganization?

The effective expenses of an investment in Smith Barney Appreciation Fund are lower than the expenses of an investment in Smith Barney Group Spectrum Fund. Smith Barney Appreciation Fund pays lower management and administration fees than Smith Barney Group Spectrum Fund and, therefore, has lower total expenses. Accordingly, as a result of the reorganization, shareholder expenses are expected to decrease by 0.28%, 0.19% and 0.21% for holders of Class A, Class B and Class C shares of Smith Barney Group Spectrum Fund, respectively.

What are the tax consequences of the proposed reorganization?

The proposed reorganization will generally not be a taxable event.    Shareholders will not recognize gain or loss as a direct result of the proposed reorganization.

Will I enjoy the same privileges as a shareholder of Smith Barney Appreciation Fund that I currently have as a shareholder of Smith Barney Group Spectrum Fund?

Yes. You will continue to enjoy substantially the same shareholder privileges, such as systematic investment, automatic withdrawal and dividend reinvestment as well as access to professional service representatives and the ability to exchange into other Smith Barney Funds with no additional sales charge.

How does the Board of Directors recommend I vote?

The Board recommends that you vote FOR the reorganization. The Board believes the reorganization is in the best interest of Smith Barney Group Spectrum Fund and its shareholders.

Why is my vote important?

Shareholders have a responsibility to vote on important matters affecting their Fund investments. No matter how many shares you own, your vote—and its timeliness—are also important. Please complete, sign and return the enclosed proxy card today! Or, you may vote by telephone, by fax or through the Internet.

Please note if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the Proposal. Thank you in advance for your vote.

How can I vote my shares?

Please choose one of the following options to vote your shares:

•	By mail, with the enclosed proxy card;

•	By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to 1-800-690-6903;

•	By faxing the enclosed proxy card (both sides) to 1-877-226-7171;

•	Through the Internet, by logging on to www.proxyweb.com and following the instructions on the site; or

•	In person at the Special Meeting.

PROSPECTUS/PROXY STATEMENT

125 Broad Street

New York, New York 10004

1-800-451-2010

December 6, 2004

RELATING TO THE ACQUISITION BY SMITH BARNEY APPRECIATION

FUND INC. (THE “ACQUIRING FUND”)

OF THE ASSETS OF SMITH BARNEY GROUP SPECTRUM FUND (THE “ACQUIRED FUND”),

A SERIES OF SMITH BARNEY INVESTMENT FUNDS INC. (“INVESTMENT FUNDS”).

General.    This Prospectus/Proxy Statement is furnished to shareholders of the Acquired Fund in connection with a proposed reorganization in which all of the assets of the Acquired Fund would be acquired by the Acquiring Fund, in exchange solely for voting shares of the corresponding class of common stock of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund (the “Reorganization”). Shares of common stock of the Acquiring Fund thereby received would then be distributed to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, and the Acquired Fund would be terminated as a series of Investment Funds. As a result of the Reorganization, each shareholder of the Acquired Fund would receive that number of full and fractional shares of common stock of the corresponding class of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of his or her shares of the Acquired Fund held as of the close of business on the Closing Date (as defined herein) of the Reorganization. Shareholders of the Acquired Fund are being asked to vote on an Agreement and Plan of Reorganization pursuant to which such transactions, as described more fully below, would be consummated.

This Prospectus/Proxy Statement, which you should retain for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. For a more detailed discussion of the investment objective, policies, restrictions and risks of the Acquiring Fund, see the prospectus for the Acquiring Fund, dated April 29, 2004, as supplemented from time to time, which is included herewith and incorporated herein by reference. This Prospectus/Proxy Statement is also accompanied by the Acquiring Fund’s annual report to shareholders for the year ended December 31, 2003, which is incorporated herein by reference. For a more detailed discussion of the investment objective, policies, restrictions and risks of the Acquired Fund, see the prospectus for the Acquired Fund, dated January 28, 2004 and the annual report to shareholders for the year ended September 30, 2004, each of which is incorporated herein by reference and a copy of which may be obtained without charge by writing to Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004, or by calling toll-free 1-800-451-2010.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

A Statement of Additional Information of the Acquired Fund and the Acquiring Fund dated December 6, 2004 containing additional information about the Reorganization and the parties thereto has been filed with the Securities and Exchange Commission (the “SEC” or the “Commission”) and is incorporated by reference into this Prospectus/Proxy Statement. A copy of the Statement of Additional Information is available upon request and without charge by writing to or calling Smith Barney Mutual Funds at the address or phone number listed above. Shareholder inquiries regarding the Acquired Fund or the Acquiring Fund may also be made by calling the phone number listed above. The information contained herein concerning the Acquired Fund has been provided by, and is included herein in reliance upon, Investment Funds. The information contained herein concerning the Acquiring Fund has been provided by, and is included herein in reliance upon, the Acquiring Fund.

The Acquiring Fund is an open-end, diversified management investment company organized as a Maryland corporation. The Acquired Fund is a diversified series of Investment Funds, an open-end management investment company organized as a Maryland corporation. The investment objective of the Acquiring Fund is long-term appreciation of shareholders’ capital. The investment objective of the Acquired Fund is capital appreciation. The Acquiring Fund seeks to achieve its objective by investing primarily in equity securities of medium and large capitalization U.S. companies. The Acquired Fund seeks to achieve its objective by investing, to the extent it is invested in equity securities, in the common stocks that comprise the sub-industries of the S&P 500 Index that have been determined by the Smith Barney Group Spectrum Allocation Model (the “Allocation Model”) as likely to outperform the entire S&P 500 Index. While the Acquiring Fund emphasizes individual security selection, the Acquired Fund seeks to replicate the performance of the Allocation Model by basing its investment decisions on the recommendations of the Allocation Model, which employs technical analysis of each sub-industry in the S&P 500 Index.

The Acquired Fund and the Acquiring Fund each may be referred to as a “Fund” and also may be referred to collectively as the “Funds.” In addition, in this Prospectus/Proxy Statement, for simplicity, actions described as being taken by the Acquired Fund are actually taken by Investment Funds on behalf of the Acquired Fund.

This Prospectus/Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders on or about December 13, 2004 or as soon as practicable thereafter. To participate in the Special Meeting, the shareholder may submit the proxy card originally sent with the Prospectus/Proxy Statement (either by mail or by fax), may vote by telephone or through the Internet or may attend in person. Any shareholder of the Acquired Fund giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of Investment Funds at the address shown at the beginning of this Prospectus/Proxy Statement) or in person at the Special Meeting by executing a superseding proxy or by submitting a notice of revocation to the Acquired Fund. Merely attending the Special Meeting, however, will not revoke any previously executed proxy. Proxies voted by telephone, by fax or through the Internet may be revoked and a new vote submitted at any time before they are voted by telephone, by fax or through the Internet. Proxies voted by telephone, by fax or through the Internet may also be revoked in the same manner that proxies voted by mail may be revoked without submitting a new vote. Even if you plan to attend the Special Meeting, we ask that you return the enclosed proxy (unless you are voting by telephone or through the Internet). This will help us ensure that an adequate number of shares are present for the Special Meeting to be held.

Photographic identification may be required for admission to the Special Meeting.

All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, the appointed proxies will vote in favor of Proposal 1 and in their discretion with respect to any other matters that may properly come before the Special Meeting or any adjournments thereof (together with Proposal 1, the “Proposals”).

Solicitations may be made by telephone, through the Internet or by personal interviews by Investment Funds’ proxy solicitation firm, PFPC Inc., officers of Investment Funds, officers of Smith Barney Fund Management LLC, the Funds’ investment manager (“SBFM” or the “manager”), officers of Citigroup Global Markets Inc. (“CGM”), an affiliate of SBFM and Investment Funds’ distributor, Citicorp Trust Bank, fsb, the transfer agent for Investment Funds, or a shareholder’s broker-dealer, financial intermediary or financial institution (“Service Agent”). Except for PFPC Inc., such agents, representatives and employees of Investment Funds will not receive additional compensation for solicitation activities. The costs of soliciting proxies for the Special Meeting, including (a) preparing, printing and mailing this Prospectus/Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Acquired Fund’s shares, (c) payment to PFPC Inc. for its services in soliciting proxies and (d) supplementary solicitations to submit proxies, will be borne by SBFM or an affiliate thereof (not by the Acquired Fund). PFPC Inc. has been engaged to assist in the solicitation of proxies for the Acquired Fund at an estimated total cost of $30,000. However, the exact cost will depend on the amount and types of services rendered.

The presence at the shareholders’ meeting, in person or by proxy, of the holders of shares of the Acquired Fund holding a majority of the outstanding shares of the Acquired Fund entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business. If the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Acquired Fund’s outstanding shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Acquired Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Proposal 1 requires the affirmative vote of the holders of a majority of the Acquired Fund’s shares outstanding and entitled to vote thereon. Abstentions and broker non-votes will have the effect of a “no” vote on Proposal 1. Accordingly, shareholders are urged to forward their voting instructions promptly.

Holders of record of the shares of the Acquired Fund at the close of business on November 15, 2004 (the “Record Date”), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business at the Special Meeting. As of the Record Date, there were 11,038,307.497 shares of the Acquired Fund outstanding.

To the knowledge of Investment Funds and the Acquiring Fund, as of November 15, 2004, except as set forth in Annex A, no person owned beneficially or of record 5% or more of the Acquired Fund’s or the Acquiring Fund’s outstanding shares, respectively.

As of November 15, 2004, less than 1% of the outstanding shares of each of the Acquired Fund and the Acquiring Fund were owned directly or beneficially in the aggregate by the Directors and officers of Investment Funds and the Acquiring Fund, respectively.

PROPOSAL: APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

The Board of Directors of the Acquiring Fund, including all of the Directors who are not “interested persons” of such Fund (as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Non-Interested Directors”), approved on October 13, 2004, and the Board of Directors of Investment Funds, on behalf of the Acquired Fund, including all of the Non-Interested Directors of such Fund, approved on October 21, 2004, an Agreement and Plan of Reorganization (the “Plan”). Subject to its approval by the shareholders of the Acquired Fund, the Plan provides for (a) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for shares of the corresponding class of shares of common stock of the Acquiring Fund and assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities; (b) the distribution of such Acquiring Fund shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund and the cancellation of the Acquired Fund’s outstanding shares; and (c) the termination of the Acquired Fund as a series of Investment Funds (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the corresponding class of the Acquiring Fund and will hold, immediately after the closing of the Reorganization (the “Closing”), that number of full and fractional shares of the corresponding class of shares of common stock of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder’s shares held in the Acquired Fund as of the close of business on the Closing Date (as defined below). The Closing is expected to occur on February 4, 2005 or on such later date as the parties may agree in writing (the “Closing Date”).

SYNOPSIS

The following is a summary of certain information contained in this Prospectus/Proxy Statement. This summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus of the Acquiring Fund, the Prospectus of the Acquired Fund and the Plan, the form of which is attached to this Prospectus/Proxy Statement as Exhibit A. Shareholders of the Acquired Fund should read this entire Prospectus/Proxy Statement carefully.

Introduction.    Like the Acquired Fund, the Acquiring Fund is managed by SBFM, an affiliate of CGM. Both Funds have the same custodian, transfer agent and independent registered public accounting firm. Both Funds have a distribution agreement with CGM and a sub-transfer agency agreement with PFPC Inc. The Acquiring Fund also has a distribution agreement with Primerica Financial Services and a sub-transfer agency agreement with Primerica Shareholder Services, both affiliates of CGM. The Funds have different portfolio managers and different Boards of Directors.

If the Plan is consummated, shareholders of the Acquired Fund will become shareholders of the corresponding class of the Acquiring Fund. The Reorganization has been proposed because it will allow shareholders of the Acquired Fund to remain invested in a fund that concentrates its investments in medium and large capitalization U.S. equities and has better historical performance and a lower total expense ratio. Prospective savings to Acquired Fund shareholders may be increased and there will likely be enhanced opportunities for realizing greater economies of scale as a result of the Reorganization.

After the Reorganization, shareholders of the Acquired Fund will continue to enjoy the same shareholder privileges, such as systematic investment, automatic cash withdrawal, automatic dividend reinvestment and access to professional service representatives upon becoming shareholders of the Acquiring Fund. Further, like the Acquired Fund, shareholders of the Acquiring Fund may exchange into the same class of any Smith Barney Mutual Fund (provided that the Smith Barney Mutual Fund offers the relevant class of shares). Each of the Acquired Fund and the Acquiring Fund declare dividends from net investment income and pay distributions of net realized capital gains, if any, annually, typically in December. See “Dividends and Other Distributions.” It is a condition of the Reorganization that each Fund receive an opinion of legal counsel that the Reorganization will be qualified as a tax-free reorganization. This means that shareholders will not realize any capital gain or loss as a direct result of the Reorganization.

Proposed Reorganization.    The aggregate net asset value of each class of voting shares of common stock of the Acquiring Fund (the “Acquiring Fund Shares”) issued in exchange for the assets and liabilities of the Acquired Fund will be equal to the aggregate net asset value of that class of the Acquired Fund as of the close of regular trading on the Closing Date. Immediately following the transfer of the Acquiring Fund Shares to the Acquired Fund, the Acquiring Fund Shares received by the Acquired Fund will be distributed pro rata to the shareholders of record of the Acquired Fund on the Closing Date and the shares of the Acquired Fund will be cancelled.

For the reasons described below under “The Proposed Reorganization—Reasons for the Proposed Reorganization,” the Board of Directors of Investment Funds, on behalf of the Acquired Fund, including the Non-Interested Directors, has concluded the following:

—	the Reorganization is in the best interests of the Acquired Fund; and

—	the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

Accordingly, the Board of Directors of Investment Funds recommends approval of the Plan. If the Plan is not approved, the Acquired Fund will continue in existence unless other action is taken by the Directors; such other action may include resubmitting the Plan for shareholder approval or termination and liquidation of the Acquired Fund.

Comparison of Investment Objectives and Policies.    The investment objective of the Acquiring Fund is long-term appreciation of shareholders’ capital. The investment objective of the Acquired Fund is capital appreciation. The Acquiring Fund seeks to achieve its objective by investing primarily in medium and large capitalization equity securities of U.S. issuers. The Acquired Fund seeks to achieve its objective and to outperform the S&P 500 Index by investing, to the extent the Fund is invested in equity securities, in the common stocks that comprise the sub-industries of the S&P 500 Index that have been determined by the Smith Barney Group Spectrum Allocation Model (the “Allocation Model”) as likely to outperform the entire S&P 500 Index. The Acquired Fund invests the remainder of its assets in money market instruments. Both Funds are diversified and compare their performance against the S&P 500 Index. Neither Fund can concentrate its assets in any one industry.

Each Fund invests primarily in medium and large capitalization U.S. equities, but their investment strategies are different. The Acquiring Fund’s investment strategy consists of individual company selection and management of cash reserves. The Acquiring Fund’s portfolio managers look for investments among a strong core of growth and value stocks, consisting primarily of blue chip companies dominant in their industries. The Acquiring Fund may also invest in companies with prospects for sustained earnings growth and/or a cyclical earnings record.

While the Acquiring Fund uses fundamental analysis in selecting securities, the Acquired Fund seeks to replicate the performance of the Allocation Model by basing its investment decisions on the recommendations of the Allocation Model. The Allocation Model tracks the more than 100 sub-industries that comprise the S&P 500 Index and employs technical analysis of each sub-industry in compiling on a weekly basis a “buy,” “hold,” “avoid” or “sell” recommendation for each such sub-industry. Technical analysis generally consists of a systematic and analytical approach to the analysis of stock prices. It relies exclusively on the use of charts and computer programs to identify trends or patterns in the marketplace which are then utilized to draw conclusions as to present market position and possible future market action.

The Allocation Model is a “paper portfolio” that “buys” and “sells” securities of sub-industries based on the recommendations. The Allocation Model “buys” an entire group of stocks; it does not have the ability to discriminate and pick only the technically stronger looking companies in the sub-industry. If a sub-industry is downgraded during a week from “hold” to “avoid,” and it appears in the Allocation Model, the group of securities that comprise that sub-industry is sold. If a sub-industry is upgraded to the “buy” list, the Allocation Model attempts to “own” over two-times market weight in that sub-industry. The Allocation Model attempts to “own” over one-times market weight in a sub-industry on the “hold” list. Cash may build in the Allocation Model to the extent that there are sufficient downgrades (from “hold” to “avoid,” for example); market timing itself plays no role in the Allocation Model’s cash position. Once the Allocation Model deems a sub-industry of the S&P 500 Index to be technically stronger, the Acquired Fund will purchase the securities of all companies in the sub-industry proportionate to their weightings. Conversely, when the Allocation Model downgrades an industry from “hold” to “avoid,” the Acquired Fund will sell the securities of each sub-industry. To the extent the recommendations of the Allocation Model or other factors do not permit the Acquired Fund to be fully invested, the Acquired Fund invests in any type of money market instrument.

Each Fund may invest in foreign securities; the Acquiring Fund may invest up to 10% of its net assets in foreign securities, and the Acquired Fund may purchase common stocks of foreign companies represented in the S&P 500 Index. Each Fund may use derivatives; the Acquiring Fund may use derivatives to hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, as a substitute for buying or selling securities or as a cash flow management technique, while the Acquired Fund may use derivatives in strategies intended to simulate investments in the recommended sub-industries of the S&P 500 Index while retaining cash for fund management purposes. Each Fund may invest up to 15% of its net assets in illiquid securities. Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and in short-term debt securities or cash.

Each Fund has adopted substantially similar fundamental investment restrictions with respect to issuing senior securities; making loans; borrowing money; concentrating its assets in any one industry; and purchasing or selling real estate, real estate mortgages, commodities or commodity contracts. The Acquiring Fund has an additional fundamental investment restriction with respect to its “diversified” status and the Acquired Fund has an additional fundamental investment restriction with respect to its investment in illiquid securities. Each Fund’s fundamental investment restrictions may not be changed without the approval of that Fund’s shareholders.

The Acquiring Fund has adopted several non-fundamental investment restrictions, which may be changed by its Board of Directors without shareholder approval, with respect to purchasing securities on margin; investing in warrants; investing in mineral-type programs or leases; purchasing illiquid securities; investing for the purpose of exercising control of management; and purchasing securities of unseasoned issuers.

Investors should refer to the respective prospectuses and statements of additional information of the Acquiring Fund and the Acquired Fund for a more complete description of each Fund’s investment policies and restrictions.

INVESTMENT OBJECTIVE AND POLICIES OF THE ACQUIRING FUND AND THE ACQUIRED FUND

The Acquiring Fund

Investment Objective.    The Acquiring Fund seeks long-term appreciation of shareholders’ capital.

Key Investments.    The Acquiring Fund invests primarily in equity securities of U.S. companies. The Acquiring Fund typically invests in medium and large capitalization companies but may also invest in small capitalization companies. Equity securities include exchange-traded and over-the-counter common stocks and preferred stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

Selection Process.    The manager’s investment strategy consists of individual company selection and management of cash reserves. The manager looks for investments among a strong core of growth and value stocks, consisting primarily of blue chip companies dominant in their industries. The Acquiring Fund may also invest in companies with prospects for sustained earnings growth and/or a cyclical earnings record.

In selecting individual companies for the Acquiring Fund’s portfolio, the manager looks for the following:

•	Strong or rapidly improving balance sheets

•	Recognized industry leadership

•	Effective management teams that exhibit a desire to earn consistent returns for shareholders

In addition, the manager considers the following characteristics:

•	Past growth records

•	Future earnings prospects

•	Technological innovation

•	General market and economic factors

•	Current yield or potential for dividend growth

Generally, companies in the Acquiring Fund’s portfolio fall into one of the following categories:

•	Undervalued companies: companies with assets or earning power that are either unrecognized or undervalued. The manager generally looks for a catalyst that will unlock these values. The manager also looks for companies that are expected to have unusual earnings growth or whose stocks appear likely to go up in value because of material changes in the way they do business (for example, a corporate restructuring).

•	Growth at a reasonable price: companies with superior demonstrated and expected growth characteristics whose stocks are available at a reasonable price. Typically, there is strong recurring demand for these companies’ products.

The manager adjusts the amount held in cash reserves depending on the manager’s outlook for the stock market. The manager will increase the Acquiring Fund’s allocation to cash when, in the manager’s opinion, market valuation levels become excessive. The manager may sometimes hold a significant portion of the Acquiring Fund’s assets in cash while waiting for buying opportunities or to provide a hedge against stock market declines.

Principal Risks of Investing in the Acquiring Fund.    Investing in equity securities can bring benefits, but it may also involve risks. Investors could lose money on their investment in the Acquiring Fund, or the Acquiring Fund may not perform as well as other investments, if:

•	The U.S. stock market declines

•	Large and medium capitalization stocks or growth stocks are temporarily out of favor

•	An adverse event depresses the value of a company’s stock

•	The manager’s judgment about the attractiveness, value or potential appreciation of a particular stock or about the amount to hold in cash reserves proves to be incorrect

Who may want to invest.    The Acquiring Fund may be an appropriate investment if you:

•	Are seeking to participate in the long-term capital appreciation potential of the stock market

•	Are willing to accept the risks of investing in the stock market

•	Are planning for a long-term goal and can tolerate periods of market volatility

The Acquired Fund

Investment objective.    The Acquired Fund seeks capital appreciation.

Key Investments.    The Acquired Fund seeks to outperform the S&P 500 Index by investing, to the extent the Acquired Fund is invested in equity securities, in the common stocks that comprise the sub-industries of the S&P 500 Index that have been determined by the Allocation Model as likely to outperform the entire S&P 500 Index. The Acquired Fund intends to invest the remainder of its assets in money market instruments.

Selection Process.    The Allocation Model tracks the more than 100 sub-industries that comprise the S&P 500 Index and employs technical analysis of each sub-industry in compiling on a weekly basis a “buy,” “hold,” “avoid” or “sell” recommendation for each such sub-industry. The Allocation Model is a “paper portfolio” that “buys” and “sells” securities of sub-industries based on the recommendations. The Allocation Model “buys” an entire group of stocks; it does not have the ability to discriminate and pick only the technically stronger looking companies in the sub-industry. If a sub-industry is downgraded during a week from “hold” to “avoid,” and it appears in the Allocation Model, the group of securities that comprise that sub-industry is sold. If a sub-industry is upgraded to the “buy” list, the Allocation Model attempts to “own” over two-times market weight in that sub-industry. The Allocation Model attempts to “own” over one-times market weight in a sub-industry on the “hold” list. Cash may build in the Allocation Model to the extent that there are sufficient downgrades (from “hold” to “avoid,” for example); market timing itself plays no role in the Allocation Model’s cash position.

The manager does not seek to select securities based on their individual potential to outperform the S&P 500 Index. Instead, the manager seeks to replicate the performance of the Allocation Model by basing its investment decisions on the recommendations of the Allocation Model. Once the Allocation Model deems a sub-industry of the S&P 500 Index to be technically stronger, the manager will purchase the securities of all companies in the sub-industry proportionate to their weightings therein. Conversely, when the Allocation Model downgrades a sub-industry from “hold” to “avoid,” the manager will sell the securities of each issuer within the sub-industry. To the extent the recommendations of the Allocation Model or other factors do not permit the Acquired Fund to be fully invested, the Acquired Fund intends to invest in any type of money market instrument. The manager will become aware of the Allocation Model’s weekly sub-industry recommendations when such recommendations are made publicly available.

Technical analysis generally consists of a systematic and analytical approach to the analysis of stock prices. Technical analysis is not concerned with the financial position of a company but instead relies exclusively on the use of charts and computer programs with respect to price and volume data in an attempt to identify trends or patterns of supply versus demand in the marketplace which are then utilized to draw conclusions as to present market position and possible future market action.

Principal Risks of Investing in the Acquired Fund.    Investors could lose money on their investments in the Acquired Fund, or the Acquired Fund may not perform as well as other investments, if:

•	The Allocation Model’s sub-industry recommendations prove to be incorrect

•	U.S. stock markets decline or perform poorly relative to other types of investments

•	Large capitalization stocks fall out of favor with investors

•	The Acquired Fund is unable to achieve a high correlation with the performance of the Allocation Model

The activities of SBFM and its affiliates, such as Citigroup Inc., (“Citigroup”), Citibank N.A. and CGM, may from time to time limit the Acquired Fund’s ability to purchase or sell securities in accordance with the recommendations of the Allocation Model including stock issued by Citigroup and certain companies doing business with Citigroup or its affiliates.

A fund that invests more than 25% of its net assets in a particular industry or group of related industries (market sector) is subject to increased risk. The Acquired Fund’s performance will largely depend upon the sector’s performance, which may differ in direction and degree from that of the overall stock market. Financial, economic, business, political and other developments affecting the sector will have a greater effect on the Acquired Fund.

Who may want to invest.    The Acquired Fund may be an appropriate investment if you:

•	Are seeking to participate in the capital appreciation potential of the S&P 500 Index

•	Are looking for an investment with potentially greater return but higher risk than other equity or fixed income investments

•	Are willing to accept the risks of the stock market

•	Are willing to accept an investment with a higher allocation to money market instruments than other stock funds which remain fully invested in equity securities at all times.

INVESTMENT MANAGEMENT FEES AND EXPENSES

Investment Funds, on behalf of the Acquired Fund, and the Acquiring Fund each retains SBFM, pursuant to separate contracts, to manage the daily investment and business affairs of the Acquired Fund and the Acquiring Fund, respectively, subject to the policies established by the Boards of Directors of Investment Funds and the Acquiring Fund. Each Fund pays its own expenses, including the investment management fees. Shareholders pay no direct charges or fees for investment services.

Each Fund’s investment manager is SBFM. SBFM’s address is 399 Park Avenue, New York, New York 10022. SBFM and CGM are subsidiaries of Citigroup. Citigroup businesses produce a broad range of financial services—asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading—and use diverse channels to make them available to consumer and corporate customers around the world. SBFM selects each Fund’s investments and oversees its operations.

Under an investment advisory agreement, the Acquiring Fund pays SBFM a fee computed daily and paid monthly at the annual rates set forth in the following schedule:

0.55% of the first $250 million of average daily net assets,

0.513% of the next $250 million of average daily net assets,

0.476% of the next $500 million of average daily net assets,

0.439% of the next $1 billion of average daily net assets,

0.402% of the next $l billion of average daily net assets and

0.365% of average daily net assets in excess of $3 billion.

The investment advisory fee paid by the Acquiring Fund to SBFM for the fiscal year ended December 31, 2003 was $18,911,513.

The Acquiring Fund pays SBFM a fee for administrative services under a separate administration agreement, which fee is calculated according to the following schedule:

0.20% of the first $250 million of average daily net assets,

0.187% of the next $250 million of average daily net assets,

0.174% of the next $500 million of average daily net assets,

0.161% of the next $1 billion of average daily net assets,

0.148% of the next $1 billion of average daily net assets and

0.135% of average daily net assets in excess of $3 billion.

The administration fee paid by the Acquiring Fund to SBFM for the fiscal year ended December 31, 2003 was $6,948,436.

For the fiscal year ended December 31, 2003, the Acquiring Fund paid investment advisory fees at the effective rate of 0.42% of its average daily net assets and administration fees at the effective rate of 0.16% of its average daily net assets, for a combined investment advisory and administration fee of 0.58% of its average daily net assets.

The Acquired Fund pays SBFM an investment management fee at the rate of 0.65% of the Acquired Fund’s average daily net assets. For the fiscal year ended September 30, 2003, the Acquired Fund paid investment management fees of $1,036,555 to SBFM.

Harry D. Cohen and Scott Glasser of SBFM manage the Acquiring Fund. Mr. Cohen has been responsible for the day-to-day management of the Fund since 1979 and Mr. Glasser has been the Fund’s co-portfolio manager since February 2001. The manager’s discussion of fund performance of the Acquiring Fund for the fiscal year ended December 31, 2003 is included in the Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2003, a copy of which accompanies this Prospectus/Proxy Statement. Kevin Kopczynski of SBFM has been responsible for the day-to-day management of the Acquired Fund since the Acquired Fund’s inception in October 2000.

Each Fund’s total expense ratio (total annual operating expenses as a percentage of average net assets) for each class of its shares as of September 30, 2004 is set forth below under “Annual Fund Operating Expenses.” SBFM projects that if the proposed Reorganization were effected during the Acquiring Fund’s fiscal year ending December 31, 2004, the expense ratio for each class of the Acquiring Fund would be unchanged. The actual expense ratio for the Acquiring Fund for the year ending December 31, 2004 may be higher or lower than as set forth below, depending upon the Acquiring Fund’s performance, general stock market conditions, sales and redemptions of the Acquiring Fund’s shares and other factors.

ANNUAL FUND OPERATING EXPENSES

The actual expenses of the Acquiring Fund and the Acquired Fund as of September 30, 2004 and pro forma expenses following the proposed Reorganization are set forth below. As a result of the Reorganization, shareholders of the Acquired Fund will be investing in the corresponding class of the Acquiring Fund with expenses that are currently between 0.19% and 0.28% lower than those of the corresponding class of the Acquired Fund.

SMITH BARNEY GROUP SPECTRUM FUND (Acquired Fund)	Class A	Class B	Class C
Shareholder Fees (fees paid directly from the shareholder’s investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.00%	None	None

Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None *	5.00%	1.00%

Annual fund operating expenses (expenses deducted from Fund assets)
Management fees	0.65%	0.65%	0.65%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.32%	0.32%	0.31%

Total Annual Fund Operating Expenses	1.22%	1.97%	1.96%

*	Class A shares may be purchased in amounts of $1 million or more at net asset value (without an initial sales charge) but if the shares are redeemed within 12 months of purchase there is a deferred sales charge of 1.00%.

SMITH BARNEY APPRECIATION FUND INC. (Acquiring Fund)	Class A	Class B	Class C
Shareholder Fees (fees paid directly from the shareholder’s investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.00%	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None *	5.00%	1.00%
Annual fund operating expenses (expenses deducted from Fund assets)
Management fees	0.56%	0.56%	0.56%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.13%	0.22%	0.19%

Total Annual Fund Operating Expenses	0.94%	1.78%	1.75%

APPRECIATION FUND (PRO FORMA)	Pro Forma Class A	Pro Forma Class B	Pro Forma Class C
Shareholder Fees (fees paid directly from the shareholder’s investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.00%	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None *	5.00%	1.00%
Annual fund operating expenses (expenses deducted from Fund assets)
Management fees	0.56%	0.56%	0.56%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.13%	0.22%	0.19%

Total Annual Fund Operating Expenses	0.94%	1.78%	1.75%

*	Class A shares may be purchased in amounts of $1 million or more at net asset value (without an initial sales charge) but if the shares are redeemed within 12 months of purchase there is a deferred sales charge of 1.00%.

Examples

The following examples help you compare the costs of investing in each of the Funds and for the Acquiring Fund pro forma, assuming the Reorganization takes place, and are for illustration only. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

APPRECIATION FUND (Acquiring Fund)	1 Year	3 Years	5 Years	10 Years
An investor would pay the following costs on a $10,000 investment, assuming (1) 5.00% annual return and (2) redemption at the end of each time period:
Class A	$591	$785	$994	$1,597
Class B	$681	$860	$1,064	$1,873	*
Class C	$278	$551	$949	$2,062
An investor would pay the following costs on the same investment, assuming the same annual return and no redemption:
Class A	$591	$785	$994	$1,597
Class B	$181	$560	$964	$1,873	*
Class C	$178	$551	$949	$2,062

GROUP SPECTRUM FUND (Acquired Fund)	1 Year	3 Years	5 Years	10 Years
An investor would pay the following costs on a $10,000 investment, assuming (1) 5.00% annual return and (2) redemption at the end of each time period:
Class A	$618	$868	$1,137	$1,903
Class B	$700	$918	$1,162	$2,102	*
Class C	$299	$615	$1,057	$2,285
An investor would pay the following costs on the same investment, assuming the same annual return and no redemption:
Class A	$618	$868	$1,137	$1,903
Class B	$200	$618	$1,062	$2,102	*
Class C	$199	$615	$1,057	$2,285

APPRECIATION FUND (Acquiring Fund) (Pro Forma)	1 Year	3 Years	5 Years	10 Years
An investor would pay the following costs on a $10,000 investment, assuming (1) 5.00% annual return and (2) redemption at the end of each time period:
Class A	$591	$785	$994	$1,597
Class B	$681	$860	$1,064	$1,873	*
Class C	$278	$551	$949	$2,062
An investor would pay the following costs on the same investment, assuming the same annual return and no redemption:
Class A	$591	$785	$994	$1,597
Class B	$181	$560	$964	$1,873	*
Class C	$178	$551	$949	$2,062

*	Assumes conversion to Class A shares approximately eight years after purchase.

Examples should not be considered representations of past or future expenses. Please refer to each Fund’s prospectus and statement of additional information for a more detailed discussion of the fees and expenses applicable to each class of shares of the Funds.

DISTRIBUTION OF SHARES AND OTHER SERVICES

CGM and PFS Distributors Inc. (“PFS Distributors”), both of which are subsidiaries of Citigroup, serve as co-distributors of the Acquiring Fund pursuant to written agreements (the “Distribution Agreements”). PFS Distributors has also entered into an agreement with PFS Investments Inc. (“PFS Investments”) giving PFS Investments the right to sell shares of the Acquiring Fund on behalf of PFS Distributors. CGM is the only distributor of the Acquired Fund.

Each Fund has adopted a Rule 12b-1 distribution plan for its Class A, Class B and Class C shares (the “12b-1 Plans”). Under each 12b-1 Plan, the Fund pays distribution and/or service fees. Under the 12b-1 Plans, CGM is paid a service fee with respect to shares of each Fund sold through CGM and PFS Investments is paid a service fee with respect to Class A and Class B shares of the Acquiring Fund sold through PFS Distributors. Under the 12b-1 Plans, the Acquiring Fund pays CGM or PFS Investments, as applicable, and the Acquired Fund pays CGM a service fee calculated at the annual rate of 0.25% of the value of the Fund’s average daily net assets attributable to the Class A, Class B and Class C shares. In addition, the Acquiring Fund pays CGM with respect to its Class B and Class C shares, and pays PFS Investments with respect to its Class B shares, and the Acquired Fund pays CGM, a distribution fee calculated at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares, respectively. The distribution fees are intended to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Smith Barney financial consultants, PFS Investments representatives, and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of CGM and PFS Investments associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

Payments under the 12b-1 Plans are not tied exclusively to the distribution and shareholder service expenses actually incurred by CGM or PFS Investments, as applicable, and the payments may exceed distribution expenses actually incurred by the distributors.

In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributors and may be substantial. SBFM or an affiliate may make payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the distributors and other affiliates of SBFM, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of a Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares. Shareholders may contact their financial intermediaries about revenue sharing payments the financial intermediary may receive.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

The purchase, redemption and exchange procedures and privileges with respect to the Acquired Fund are the same as those of the Acquiring Fund. Please refer to each Fund’s prospectus and statement of additional information for a more detailed discussion of the purchase and redemption procedures and privileges applicable to each class of a Fund.

DIVIDENDS AND OTHER DISTRIBUTIONS

Each Fund generally pays dividends and makes capital gains distributions, if any, once a year, typically in December. Each Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid a federal tax. Unless otherwise directed, capital gain distributions and dividends of each Fund will be invested in additional shares of the same class of the Fund at net asset value and credited to the shareholder’s account on the payment date or, at the shareholder’s election, paid in cash.

If the Plan is approved by the Acquired Fund’s shareholders, then as soon as practicable before the Closing Date, the Acquired Fund will pay or have paid its shareholders a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains, if any, for the current taxable year through the Closing Date.

TAX CONSEQUENCES

The Acquired Fund and the Acquiring Fund will have received an opinion of Willkie Farr & Gallagher LLP in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the Reorganization constitutes a tax-free reorganization, no gain or loss will generally be recognized by the shareholders of the Acquired Fund or by the Acquired Fund as a result of the Reorganization. See “Federal Income Tax Consequences.”

The Acquired Fund has a substantial amount of unused capital loss carryforwards. Although the Acquiring Fund will generally be able to use these capital loss carryforwards, the amount of carryforwards that the Acquiring Fund may use, both each year and in the aggregate, will be limited as a result of the Reorganization. Also, the post-Reorganization benefit of the carryforwards will inure to all shareholders of the Acquiring Fund, not only those who were historical shareholders of the Acquired Fund. See “Federal Income Tax Consequences.”

PRINCIPAL INVESTMENTS AND RISK FACTORS

General.    As described above, the Acquired Fund and the Acquiring Fund have substantially similar investment objectives, but pursue their objectives in a different manner. A more complete description of the investment practices and limitations of the Acquiring Fund is contained in the Fund’s prospectus dated April 29, 2004, as supplemented from time to time, a copy of which is included herewith, in the Statement of Additional Information of the Acquiring Fund, dated April 29, 2004, as supplemented from time to time, and in the Statement of Additional Information of the Acquiring Fund and the Acquired Fund dated December 6, 2004 (relating to the proposed Reorganization), both of which are incorporated herein by reference. Please refer to each Fund’s prospectus and statement of additional information for a more detailed discussion of the specific investment practices and risks of the applicable Fund.

Because of their common focus on medium and large capitalization U.S. equities, the Funds are exposed to similar risks. The following summarizes those principal investment policies and risk factors.

Common Stock.    Each Fund may invest in common stocks. Common stocks are shares of a corporation or other entity entitling the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Foreign Securities.    Each Fund may invest in the securities of foreign issuers, although the Acquiring Fund has no current intention of doing so. The Acquired Fund may purchase common stocks or American Depository Receipts (“ADRs”) of foreign corporations represented in the S&P 500 Index, while the Acquiring Fund may invest up to 10% of its net assets in securities of foreign issuers directly or in the form of ADRs, European Depository Receipts (“EDRs”) or similar securities representing interests in the common stock of foreign issuers. ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe, which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate the risks associated with investing in foreign securities. Investments in foreign securities incur higher costs than investments in U.S. securities, including higher costs in making securities transactions as well as foreign government taxes, which may reduce the investment return of the Funds. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about individual companies, less market liquidity and political instability.

Preferred Stocks and Convertible Securities.    Unlike the Acquired Fund, the Acquiring Fund may invest in preferred stock and convertible securities. Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Preferred stock dividends must be paid before common stock dividends and for that reason preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer. Convertible securities in which the Acquiring Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock.

Warrants.    Unlike the Acquired Fund, the Acquiring Fund may invest up to 5% of its assets in warrants. Warrants entitle the Fund to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. The Acquiring Fund’s investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates. Included within the 5% amount, but not to exceed 2% of the Acquiring Fund’s net assets, are warrants that are not listed on the New York Stock Exchange, Inc. or the American Stock Exchange. Warrants acquired by the Acquiring Fund in units or attached to securities may be deemed to be without value.

Illiquid Securities.    Each Fund may invest up to 15% of its net assets in illiquid securities.

Short Sales.    Unlike the Acquired Fund, the Acquiring Fund may engage in short sales. If the Acquiring Fund anticipates that the price of a company’s stock is overvalued and will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Acquiring Fund may realize a profit or loss depending on whether the market price of a security decreases or increases between the date of the short sale and the date on which the Acquiring Fund replaces the borrowed security. Short selling is a technique that may be considered speculative and involves risks beyond the initial capital necessary to secure each transaction. Whenever the Acquiring Fund sells short, it is required to deposit collateral in segregated accounts to cover its obligation, and to maintain the collateral in an amount at least equal to the market value of the short position. As a hedging technique, the Acquiring Fund may purchase call options to buy securities sold short by the Fund. Such options would lock in a future price and protect the Acquiring Fund in case of an unanticipated increase in the price of a security sold short by the Fund. To avoid limitations under the 1940 Act on borrowing by investment companies, short sales by the Acquiring Fund will be “against the box,” or the Fund’s obligation to deliver the securities sold short will be “covered.” The Acquiring Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Acquiring Fund’s total assets. Management currently intends to limit the Acquiring Fund’s short sales to shares issued by exchange-traded funds. Exchange-traded funds hold portfolios of securities that seek to track the performance of a specific index or basket of stocks. Utilizing this strategy will allow the portfolio managers to adjust the Acquiring Fund’s exposure in a particular sector, in a cost effective and convenient manner, without having to sell the Acquiring Fund’s holdings of individual stocks in that sector.

Derivative Contracts.    Each Fund has the ability, but is not obligated, to use derivative contracts, such as futures and options on securities and securities indices or options on these futures, but the purposes for which the derivatives can be used are different. The Acquiring Fund may use derivatives to hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, as a substitute for buying or selling securities or as a cash flow management technique, while the Acquired Fund may use derivatives in strategies intended to simulate investments in the recommended sub-industries of the S&P 500 Index while retaining cash for fund management purposes.

A derivative contract will obligate or entitle a Fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indices. Even a small investment in derivative contracts can have a big impact on a Fund’s stock market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.

Special Risks of Using Futures Contracts.    There are several risks accompanying the utilization of futures contracts and options on futures contracts to simulate investments in the recommended sub-industries of the S&P 500 Index for the Acquired Fund. First, positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Acquired Fund plans to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because, by definition, futures contracts look to projected price levels in the future and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and futures markets. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

There are also risks in connection with the use of futures contracts as a hedging device by the Acquiring Fund. Successful use of futures contracts by the Acquiring Fund is subject to the ability of SBFM to predict correctly movements in the stock market or in the direction of interest rates. These predictions involve skills and techniques that may be different from those involved in the management of investments in securities. In addition, there can be no assurance that there will be a perfect correlation between movements in the price of the securities underlying the futures contract and movements in the price of the securities that are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in market behavior or interest rates. Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although the Acquiring Fund intends to enter into futures contracts only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the Acquiring Fund’s portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

Repurchase Agreements.    Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. Each Fund’s custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the “SEC”) to be loans by a Fund. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the

Fund’s ability to dispose of the underlying securities. The Acquiring Fund enters into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, while the Acquired Fund enters into repurchase agreements with banks and non-bank dealers of U.S. government securities on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by SBFM. Each Fund may enter into repurchase agreements with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Pursuant to an exemptive order issued by the SEC, each Fund, along with other affiliated entities managed by SBFM, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to a Fund’s entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements.    Unlike the Acquiring Fund, the Acquired Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a money market instrument by the Fund and its agreement to repurchase the instrument at a specified time and price. The Acquired Fund will maintain a segregated account consisting of U.S. government securities or cash or cash equivalents to cover its obligations under reverse repurchase agreements with broker-dealers and other financial institutions. The Acquired Fund will invest the proceeds in other money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Under the 1940 Act, reverse repurchase agreements may be considered borrowing by the seller. Reverse repurchase agreements create opportunities for increased returns to the shareholders of the Acquired Fund but, at the same time, create special risk considerations. Although the principal or stated value of such borrowings will be fixed, the Acquired Fund’s assets may change in value during the time the borrowing is outstanding. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest or dividends the Acquired Fund will have to pay in respect thereof, the Acquired Fund’s net income or other gain will be greater than if this type of investment technique had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover this cost, the net income or other gain of the Acquired Fund will be less than if the reverse repurchase agreement had not been used. The Acquired Fund currently intends to invest not more than 33% of its net assets in reverse repurchase agreements.

Swaps.    Unlike the Acquiring Fund, the Acquired Fund may enter into swaps relating to indexes and equity interests of domestic and foreign issuers. A swap transaction is an agreement between the Acquired Fund and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by the Acquired Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. The Acquired Fund may enter into these transactions, for example, to replicate the performance of one or more sub-industries recommended by the Allocation Model, preserve a return or spread on a particular investment or portion of its assets or protect against any increase in the price of securities the Acquired Fund anticipates purchasing at a later date. The Acquired Fund may also use these transactions to obtain the price performance of a security without actually purchasing the security in circumstances, for example, where the subject security is illiquid, unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. If the Acquired Fund enters into a swap, it usually would do so on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Acquired Fund receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Acquired Fund is contractually obligated to make. If the counterparty to a swap defaults, the Acquired Fund’s risk of loss consists of the net amount of payments that the Acquired Fund is contractually entitled to receive. Consequently, the Acquired Fund will not enter into a swap agreement unless the manager deems the counterparty creditworthy. To the extent required by the 1940 Act, the Acquired Fund will cover its obligation under the swap or segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

Defensive Investing.    Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and in short-term debt securities or cash. If a Fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Unseasoned Issuers.    Unlike the Acquired Fund, the Acquiring Fund may invest up to 5% of its total assets in securities of any company with less than three years’ continuous operation. For purposes of this limitation, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets.

Other Investment Policies and Restrictions.    The Funds have adopted substantially similar fundamental investment restrictions with respect to purchasing or selling real estate, real estate mortgages, commodities or commodity contracts; issuing senior securities; making loans, including loans of portfolio securities; concentrating its assets in any one industry; and borrowing money. The Acquiring Fund has an additional fundamental restriction with respect to its “diversified” status and the Acquired Fund has an additional fundamental investment restriction with respect to its investment in illiquid securities.

Unlike the Acquired Fund, the Acquiring Fund has adopted several non-fundamental investment restrictions, which may be changed by its Board of Directors without shareholder approval, with respect to purchasing securities on margin; investing in warrants; investing in mineral-type programs or leases; purchasing illiquid securities; investing for the purpose of exercising control of management; and purchasing securities of unseasoned issuers.

THE PROPOSED REORGANIZATION

Description of the Plan.    As stated above, the Plan provides for the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for that number of full and fractional shares of common stock of the corresponding class of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s shares held in the Acquired Fund as of the close of business on the Closing Date. The Acquiring Fund will assume all of the liabilities of the Acquired Fund. In connection with the Closing, the Acquired Fund will distribute the shares of the corresponding class of shares of common stock of the Acquiring Fund in complete liquidation of the Acquired Fund. The Acquired Fund will be terminated as a series of Investment Funds and its issued and outstanding shares will be cancelled.

Upon completion of the Reorganization, each shareholder of the Acquired Fund will own that number of full and fractional shares of common stock of the corresponding class of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder’s shares held in the Acquired Fund as of the close of business on the Closing Date. Each Acquired Fund shareholder’s account with the Acquiring Fund will be substantially similar in all material respects to the account currently maintained by the Acquired Fund’s sub-transfer agent for such shareholder. Some of the outstanding shares of common stock of the Acquired Fund are represented by physical certificates; however, in the interest of economy and convenience, the Acquiring Fund no longer issues physical certificates, and shares of the Acquiring Fund issued to Acquired Fund shareholders will be in uncertificated form.

Until the Closing, shareholders of the Acquired Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Acquired Fund’s sub-transfer agent of a redemption request in proper form. Redemption requests received by the sub-transfer agent thereafter will be treated as requests received for the redemption of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization.

The obligations of Investment Funds, on behalf of the Acquired Fund, and the Acquiring Fund under the Plan are subject to various conditions, as stated therein. Among other things, the Plan requires that all filings be made with, and all authority be received from, the SEC and the State of Maryland as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. The Acquired Fund and the Acquiring Fund are in the process of making the necessary filings. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the Closing (in accordance with the Plan) notwithstanding the approval of the Plan by the shareholders of the Acquired Fund. However, no amendment may be made after the Special Meeting that materially adversely affects the interests of the shareholders of the Acquired Fund without obtaining the approval of the Acquired Fund’s shareholders. The Acquired Fund and the Acquiring Fund may at any time waive compliance with certain of the covenants and conditions contained in the Plan. For a complete description of the terms and conditions of the Reorganization, see the Plan at Exhibit A.

SBFM or an affiliate (but not the Acquired Fund) will assume and pay all of the expenses of the Reorganization, except those relating to the disposition of the Acquired Fund’s portfolio securities in connection with the Reorganization. The expenses of the Reorganization are estimated to be approximately $103,000. Shareholders have no rights of appraisal.

REASONS FOR THE PROPOSED REORGANIZATION

Prior to a meeting of Investment Funds’ Board of Directors held on October 21, 2004, the Directors, including all of the Non-Interested Directors, were presented with materials discussing the benefits that would accrue to the shareholders of the Acquired Fund if the Acquired Fund were to reorganize with and into the Acquiring Fund, These materials were discussed at the meeting to the satisfaction of the Directors, who were advised by independent counsel. For the reasons discussed below, the Board of Directors of Investment Funds, including all of the Non-Interested Directors, has determined that the proposed Reorganization is in the best interests of the Acquired Fund and that the interests of the shareholders of the Acquired Fund will not be diluted as a result of the proposed Reorganization.

The Board of Directors approved the proposed Reorganization because it will offer shareholders of the Acquired Fund a substantially similar investment objective and focus on medium and large capitalization U.S. equities with lower expenses and a proven investment strategy. SBFM advised the Board that notwithstanding the differences in the Funds’ investment strategies, at October 7, 2004 they held the securities of 38 issuers in common. Such overlapping issuers represented 31.3% of the Acquiring Fund’s net assets and 39.6% of the Acquired Fund’s net assets; the dollar amount of such securities held by the Acquired Fund was equal to less than 1% of the Acquiring Fund’s net assets. The Board was also advised that the Acquiring Fund had substantially outperformed the Acquired Fund and their Lipper large cap core fund peer group average during the period in which both Funds have been in existence through August 31, 2004. See “Capitalization and Performance.”

The Board was further informed that shareholders of the Acquired Fund would benefit from lower expenses. As set forth above, each class of shares of the Acquired Fund has higher total annual operating expenses than the corresponding class of the Acquiring Fund. As a result of the Reorganization, shareholders of the Acquired Fund will receive shares of the corresponding class of the Acquiring Fund with expenses between 0.19% and 0.28% lower than those of the Acquired Fund. Going forward, shareholders of the Acquired Fund should benefit from economies of scale through lower expense ratios, since some of the fixed expenses of the Acquiring Fund would be spread over a larger asset base. See “Investment Management Fees and Expenses” and “Annual Fund Operating Expenses.”

The Board of Investment Funds believes that the shareholders of the Acquired Fund should benefit from the proposed Reorganization due to the potential for lower expenses and a better return while continuing in a fund with a similar investment objective and a focus on medium and large capitalization U.S. equities. The Board acknowledged that the Acquired Fund has different investment policies from the Acquiring Fund, as the Acquired Fund is managed to replicate the performance of the Allocation Model and follows technical analysis, while the Acquiring Fund follows a fundamental approach. However, the Board noted that the Acquired Fund’s investment strategy had not proven successful since its inception, given its continued underperformance against its performance benchmark and large cap core peer funds and its continuing decline in assets. Having determined that it was necessary to address the shrinking size and continued underperformance of the Acquired Fund, the Board considered alternatives to the proposed Reorganization, such as a liquidation or restructuring with different investment policies, but decided that the Reorganization is the best alternative for shareholders. The Reorganization is not a taxable event for Acquired Fund shareholders but its liquidation would be a taxable event for shareholders who do not hold the Fund in a tax-advantaged account. While a restructuring would allow the Acquired Fund to use its unused capital loss carryforwards without limitation for the sole benefit of its shareholders (see “Federal Income Tax Consequences”), the potential tax benefit would not, in the Board’s view, outweigh the costs of maintaining the Acquired Fund’s existence, given its shrinking asset base and higher expenses.

In approving the proposed Reorganization and recommending its approval by shareholders of the Acquired Fund, the Board of Directors considered a number of factors, including the following:

(1) the effect of the Reorganization on the total annual operating expenses of the Acquired Fund;

(2) the substantial similarity of the Funds’ investment objectives and their focus on medium and large capitalization U.S. equities;

(3) the historical performance records of the Acquiring and the Acquired Funds;

(4) the potential for increased economies of scale and other efficiencies as a result of the Reorganization;

(5) the tax-free nature of the Reorganization;

(6) the impact of the Reorganization on the capital loss carryforwards of the Acquired Fund;

(7) the terms and conditions of the Reorganization and that it should not result in a dilution of Acquired Fund shareholder interests; and

(8) the fact that the expenses of the Reorganization will be paid by SBFM or an affiliate (but not the Acquired Fund).

DESCRIPTION OF THE SECURITIES TO BE ISSUED

General.    The Acquiring Fund is registered with the SEC as an open-end, diversified management investment company and is a corporation incorporated under the laws of the State of Maryland on September 2, 1969. The Acquired Fund is a diversified series of Investment Funds, a corporation incorporated under the laws of the State of Maryland on September 29, 1981, and is registered with the SEC as an open-end management investment company. The Acquiring Fund currently offers shares of common stock classified into four classes: Classes A, B, C and Y. The Acquired Fund currently offers shares of common stock classified into three classes: Classes A, B and C. The Acquired Fund is authorized to offer Class Y and Class Z shares but has no shares of those classes outstanding. The Acquiring Fund is authorized to offer Class Z shares but has no shares of that class outstanding. The classes of each Fund have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the amount of the sales charges, if any, for each Class; (c) the distribution and/or service fees borne by each Class; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares.

Each share of each class of a Fund represents an interest in that class of the Fund that is equal to and proportionate with each other share of that class of such Fund. Shareholders are entitled to one vote for each share held (and a proportionate fractional vote for each fractional share) on matters on which they are entitled to vote.

Voting Rights.    Neither Fund is required to hold shareholder meetings annually, although shareholder meetings may be called for purposes such as electing or removing Directors, changing fundamental policies or approving an investment management contract. In the event that shareholders of a Fund wish to communicate with other shareholders concerning the removal of any Director, such shareholders shall be assisted in communicating with other shareholders for the purpose of obtaining signatures to request a meeting of shareholders.

Board.    The By-Laws of the Acquiring Fund and Investment Funds provide that the term of office of each Director shall be from the time of his or her election and qualification until his or her successor shall have been elected and shall have qualified. Any Director of the Acquiring Fund and Investment Funds may be removed with or without cause by the vote of at least a majority of the outstanding shares then entitled to be cast for the election of Directors. Vacancies on the Board of Directors of the Acquiring Fund and Investment Funds shall be filled by a vote of the majority of the Directors then in office even though that majority is less than a quorum, provided that no vacancy or vacancies shall be filled by action of the remaining Directors if, after the filling of the vacancy or vacancies, fewer than two-thirds of the Directors then holding office shall have been elected by the stockholders of the Fund. A majority of the entire Board in office at the time of increase may fill a vacancy which results from an increase in the number of Directors. In the event that at any time a vacancy exists in any office of a Director that may not be filled by the remaining Directors, a special meeting of the stockholders shall be held as promptly as possible and in any event within 60 days for the purpose of filling the vacancy or vacancies. Any Director elected or appointed to fill a vacancy shall hold office until a successor has been chosen and qualifies or until his earlier resignation or removal.

Liquidation or Termination.    In the event of the liquidation or termination of the Acquiring Fund or the Acquired Fund, the shareholders of each Fund are entitled to receive, when and as declared by the Board of Directors, the excess of the assets over the liabilities belonging to that Fund. In either case, the assets so distributed to shareholders will be distributed among the shareholders in proportion to the number of shares of the class held by them and recorded on the books of the relevant Fund. The net asset value of the classes of shares would differ due to differences in expense ratios.

Liability of Directors.    The Articles of Incorporation of the Acquiring Fund and Investment Funds provide that the Directors and officers shall not be liable for monetary damages for breach of fiduciary duty as a Director or officer, except to the extent such exemption is not permitted by law.

Rights of Inspection.    Maryland law permits any shareholder of either Fund or any agent of such shareholders to inspect and copy, during usual business hours, the By-Laws, minutes of shareholder proceedings, annual statements of the affairs and voting trust agreements (if any) of the relevant Fund on file at its principal office.

Shareholder Liability.    Under Maryland law, shareholders of each Fund do not have personal liability for corporate acts and obligations.

Shares of the Acquiring Fund issued to the holders of shares of the Acquired Fund pursuant to the Reorganization will be fully paid and nonassessable when issued, transferable without restrictions and will have no preemptive rights.

The foregoing is only a summary of certain characteristics of the operations of the Acquiring Fund and Investment Funds. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of corporate documents and state laws governing each Fund for a more thorough description.

FEDERAL INCOME TAX CONSEQUENCES

The Reorganization is conditioned upon the receipt by Investment Funds, on behalf of the Acquired Fund, and the Acquiring Fund of an opinion from Willkie Farr & Gallagher LLP, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of the Acquired Fund, all pursuant to the Plan, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of all of the Acquired Fund liabilities by the Acquiring Fund, and the Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of the Acquired Fund; (iii) under Section 354 of the Code, Shareholders will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for the Acquired Fund Shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each Shareholder will be the same as the aggregate basis of the Acquired Fund Shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Shareholder will include the holding period of Acquired Fund Shares exchanged therefor, provided that the Shareholder held the Acquired Fund Shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund.

While neither Investment Funds nor the Acquiring Fund is aware of any adverse state or local tax consequences of the proposed Reorganization, they have not requested any ruling or opinion with respect to such consequences and shareholders should consult their own tax adviser with respect to such matters.

The Acquired Fund has a substantial amount of unused capital loss carryforwards, of which the Acquiring Fund will be able to take advantage only to a limited extent as a result of the Reorganization. As of September 30, 2004, the Acquired Fund had approximately $109,659,527 of unused capital loss carryforwards available to offset future capital gains. Of those loss carryforwards, approximately $72,795,214 is scheduled to expire on September 30, 2010 and $36,864,313 is scheduled to expire on September 30, 2011. The merger of the Acquired Fund into the Acquiring Fund would impact the use of these loss carryforwards in the following manner: (i) the expiration date of the loss carryforwards would move up by one year, e.g., the losses due to expire on September 30, 2010 would expire on September 30, 2009; (ii) the loss carryforwards will benefit both the shareholders of the Acquiring Fund and the Acquired Fund, rather than only the shareholders of the Acquired Fund; (iii) the loss carryforwards would not be available to offset any capital gains recognized after the Reorganization that are attributable to appreciation in the Acquiring Fund’s portfolio at the time of the Reorganization; and (iv) the amount of losses that can be utilized in any taxable year is equal to the long-term tax-exempt rate, which is 4.64% as of October 1, 2004, multiplied by the aggregate net asset value of the Acquired Fund at the time of merger. The combination of these limitations on the use of loss carryforwards will likely result in a significant portion of the Acquired Fund’s loss carryforwards expiring unused.

TERMINATION OF SERIES

If the Reorganization is effected, the Acquired Fund will be liquidated and terminated as a series of Investment Funds, and the Acquired Fund’s issued and outstanding shares will be cancelled.

PORTFOLIO SECURITIES

If the Reorganization is effected, SBFM will analyze and evaluate the portfolio securities of the Acquired Fund being transferred to the Acquiring Fund. Consistent with the Acquiring Fund’s investment objective and policies, any restrictions imposed by the Code and the best interests of the Acquiring Fund’s shareholders (including former shareholders of the Acquired Fund), SBFM will influence the extent and duration to which the Acquired Fund’s portfolio securities will be maintained by the Acquiring Fund. It is possible that there may be a significant disposition of the Acquired Fund’s portfolio securities in connection with the Reorganization. Subject to market conditions at the time of any such disposition, the disposition of the Acquired Fund’s portfolio securities may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold.

PORTFOLIO TURNOVER

The portfolio turnover rate for the Acquiring Fund (i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less)), for fiscal year ended December 31, 2003 was 42%. The portfolio turnover rate for the Acquired Fund for the fiscal year ended September 30, 2004 was 351%.

CAPITALIZATION AND PERFORMANCE

Pro Forma Capitalization (Unaudited).    The following table sets forth the unaudited capitalization of each class of each of the Acquiring Fund and the Acquired Fund as of September 30, 2004, as adjusted giving effect to the Reorganization discussed herein:1

	Acquiring Fund	Acquired Fund	Pro Forma Adjustments	Pro Forma Combined
	(Actual)	(Actual)
Class A
Net Assets	$3,334,057,850	$11,814,357		$3,345,872,207
Net Asset Value Per Share	$13.96	$8.61		$13.96
Shares Outstanding	238,776,370	1,372,847	846,301	239,622,671
Class B
Net Assets	$1,028,367,350	$20,527,145		$1,048,894,495
Net Asset Value Per Share	$13.63	$8.36		$13.63
Shares Outstanding	75,442,877	2,454,290	1,506,027	76,948,904
Class C
Net Assets	$568,135,202	$65,216,345		$633,351,547
Net Asset Value Per Share	$13.64	$8.37		$13.64
Shares Outstanding	41,637,005	7,793,660	4,781,257	46,418,262
Class Y
Net Assets	$579,176,900			$579,176,900
Net Asset Value Per Share	$13.96			$13.96
Shares Outstanding	41,475,497			41,475,497

[1]	Assumes the Reorganization had been consummated on September 30, 2004 and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by shareholders of the Acquired Fund on the date the Reorganization takes place, and the foregoing table should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

The following tables reflect the average annual total returns of the Acquired Fund and the Acquiring Fund for the one-year, five-year, ten-year and since-inception periods ended September 30, 2004. Each Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. The performance for Class A shares reflects the deduction of the maximum initial sales charges of 5.00%. The performance for Class B shares reflects the deduction of a 5.00% contingent deferred sales charge (“CDSC”), which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. The performance for Class C shares reflects the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment. The tables also show the after-tax returns for Class A shares of each Fund, which reflects the taxes paid on the reinvestment of dividends and distributions and the redemption of shares at the end of each period.

THE ACQUIRED FUND

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A					10/30/2000
Return Before Taxes	2.50%	N/A	N/A	-8.06%
Return After Taxes on Distributions(1)	2.50%	N/A	N/A	-8.09%
Return After Taxes on Distributions and Sale of Fund Shares(1)	1.62%	N/A	N/A	-6.73%
Other Classes Before Taxes
Class B	2.04%	N/A	N/A	-8.05%	10/30/2000
Class C	6.17%	N/A	N/A	-7.55%	10/30/2000

(1)	After-tax returns are calculated using the historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B and Class C shares will vary.

THE ACQUIRING FUND

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A					3/10/1970
Return Before Taxes	6.54%	1.19%	10.00%	N/A
Return After Taxes on Distributions(1)	6.41%	0.07%	7.79%	N/A
Return After Taxes on Distributions and Sale of Fund Shares(1)	4.25%	0.54%	7.63%	N/A
Other Classes Before Taxes
Class B	6.27%	1.23%	9.68%	N/A	11/6/1992
Class C	10.26%	1.41%	9.70%	N/A	2/4/1993

(1)	After-tax returns are calculated using the historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B and Class C shares will vary.

OTHER INFORMATION

In connection with an investigation previously disclosed by Citigroup, the Staff of the SEC has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the Funds’ investment manager and other investment advisory companies; Citicorp Trust Bank, fsb (“CTB”), an affiliate of CAM and each Fund’s transfer agent; Thomas W. Jones, the former CEO of CAM; and two other individuals, one of whom is an employee and the other of whom is a former employee of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., the Acquired Fund’s sub-transfer agent and one of the sub-transfer agents for the Acquiring Fund, and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

ADDITIONAL INFORMATION ABOUT THE FUNDS

As noted above, additional information about Investment Funds, on behalf of the Acquired Fund, and the Acquiring Fund and the Reorganization has been filed with the SEC and may be obtained without charge by writing to Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004, or by calling 1-800-451-2010.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith, files reports, proxy material and other information about the applicable Fund with the SEC.

Such reports, proxy material and other information can be inspected and copied at the Public Reference Room (202-942-8090) maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates or without charge from the SEC at publicinfo@sec.gov. Copies of such material can also be obtained from Smith Barney Mutual Funds, 399 Park Avenue, New York, New York 10022, or by calling 1-800-451-2010.

SBFM and certain of the Acquiring Fund’s service providers have a financial interest in the Reorganization, arising from the fact that their respective fees under their respective agreements with the Acquiring Fund will increase as the amount of the Acquiring Fund’s assets increases; the amount of those assets will increase by virtue of the Reorganization.

THE BOARD OF DIRECTORS OF INVESTMENT FUNDS RECOMMENDS THAT THE SHAREHOLDERS OF THE ACQUIRED FUND VOTE IN FAVOR OF THIS PROPOSAL.

ADDITIONAL INFORMATION

General.    The cost of preparing, printing and mailing the enclosed proxy card and Prospectus/Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter or telephone, will be paid by SBFM or an affiliate (but not the Acquired Fund).

When the Acquired Fund records proxies by telephone, by fax or through the Internet, it will use procedures designed to (i) authenticate shareholders’ identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded.

To participate in the Special Meeting, the shareholder may submit the proxy card originally sent with the Prospectus/Proxy Statement by mail or by facsimile, vote the proxy card by telephone or through the Internet, or attend in person. Any proxy given by a shareholder is revocable until voted at the Special Meeting. You may revoke your proxy at any time before it is voted.

Proposals of Shareholders.    Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of Investment Funds, c/o Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Special Meeting.    No Board member is aware of any matters that will be presented for action at the Special Meeting other than the Proposal set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of Investment Funds and/or the Acquired Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY (UNLESS YOU ARE VOTING BY TELEPHONE, BY FAX OR THROUGH THE INTERNET). NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Directors,

Robert I. Frenkel Secretary

INDEX OF EXHIBITS

Annex A:	5% Shareholders

Exhibit A:	Form of Agreement and Plan of Reorganization

ANNEX A

5% SHAREHOLDERS

To the knowledge of Investment Funds, no person owned beneficially or of record 5% or more of any class of the Acquired Fund’s outstanding shares as of the Record Date, except as set forth below:

Class A
Name of Shareholder	Number of Shares	% of Class
Alpa Co. c/o NCNB Bank Trust Co. Attn: David W. Falin PO Box 549 Welch, WV 24801-0549	85,488.616	6.4386

Mandel T. Schenk Joseph O. Rubinelli Ttees Katherine Eckert Trust Dtd 3/30/95 542 Longwood Glencoe, IL 60022-1737	68,436.099	5.1543

To the knowledge of the Acquiring Fund, no person owned beneficially or of record 5% or more of any class of its outstanding shares as of the Record Date, except as set forth below:

Name of Shareholder	Number of Shares	% of Class
Class A
PFPC Brokerage Services* FBO Primerica Financial Services 211 South Gulph Road King of Prussia, PA 19406	33,963,222.673	14.2248
Class B
PFPC Brokerage Services* FBO Primerica Financial Services 211 South Gulph Road King of Prussia, PA 19406	24,346,709.625	32.7552
Class Y
State Street Bank Trust Cust* FBO Citigroup 401K Plan 105 Rosemont Ave Westwood, MA 02090-2310	26,241,715.114	63.4779

State of Minnesota Deferred Comp Pl Minnesota State Deferred Comp Plan c/o Great-West 8515 E Orchard Rd-2T2 Greenwood Village, CO 80111	7,626,851.214	18.4491

Name of Shareholder	Number of Shares	% of Class
Class Y
Smith Barney Concert Series* SB Allocation Balanced State Street Bank: James Casey Two World Financial Center 225 Liberty Street, 24th Floor New York, NY 10281-1008	3,581,919.806	8.6645

Smith Barney Concert Series* Select Balanced State Street Bank: James Casey Two World Financial Center 225 Liberty Street, 24th Floor New York, NY 10281-1008	2,404,190.453	5.8156

*	The Acquiring Fund believes that these entities are not the beneficial owners of shares held of record by them.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 3rd day of December, 2004, between Smith Barney Investment Funds Inc. (“Investment Funds”), a Maryland corporation with its principal place of business at 125 Broad Street, New York, New York 10004, on behalf of its series, Smith Barney Group Spectrum Fund (the “Acquired Fund”), and Smith Barney Appreciation Fund Inc. (the “Acquiring Fund”), a Maryland corporation with its principal place of business at 125 Broad Street, New York, New York 10004), and solely for purposes of Section 10.2 hereof, Smith Barney Fund Management LLC (“SBFM”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange solely for voting shares of the Class A shares, Class B shares and Class C shares of common stock ($0.001 par value per share) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the holders of shares of common stock in the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Investment Funds on behalf of the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, as set forth in section 1.2. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (collectively “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the closing (the “Effective Time Statement”), prepared in accordance with generally accepted accounting principles (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited balance sheet.

1.3. Investment Funds, on behalf of the Acquired Fund, will endeavor to discharge all the Acquired Fund’s known liabilities and obligations prior to the Closing Date as defined in section 3.1, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business.

1.4. On or as soon as practicable prior to the Closing Date as defined in section 3.1, Investment Funds, on behalf of the Acquired Fund, will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5. On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquiring Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.6. Immediately after the transfer of assets provided for in section 1.1 (the “Liquidation Time”), Investment Funds will distribute to the Acquired Fund’s shareholders of record (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined herein), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 and will completely liquidate the Acquired Fund. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of each class of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of each corresponding class of the Acquired Fund shares owned by such shareholders as of the Valuation Time (as defined herein). All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of Investment Funds with respect to the Acquired Fund, although share certificates representing interests in shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange. Investment Funds’ charter will be amended to effectuate further the cancellation of the issued and outstanding shares of the Acquired Fund.

1.7. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.8. Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.9. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the closing date.

2.    VALUATION

2.1. The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (“NYSE”) on the Closing Date, as defined in Section 3.1 (such time and date also being hereinafter called the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Fund’s charter, and then-current prospectus or statement of additional information.

2.2. The net asset value of an Acquiring Fund share shall be the net asset value per share of each class computed as of the Valuation Time using the valuation procedures referred to in section 2.1.

2.3. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the Assets with respect to shares of each class of the Acquired Fund determined in accordance with section 2.1 by the net asset value by class of an Acquiring Fund Share determined in accordance with section 2.2.

2.4. All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective independent registered public accounting firm.

3.    CLOSING AND CLOSING DATE

3.1. The Closing of the transactions contemplated by this Agreement shall be February 4, 2005, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 4:00 P.M., Eastern Time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of Willkie Farr & Gallagher LLP or at such other place and time as the parties may agree.

3.2. Investment Funds, on behalf of the Acquired Fund, shall deliver to the Acquiring Fund on the Closing Date a schedule of assets.

3.3. State Street Bank and Trust Company (“State Street”), as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4. Citicorp Trust Bank, fsb (the “Transfer Agent”), on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of either Fund, accurate appraisal of the value of the net assets with respect to the Acquiring Fund Shares or the Acquired Fund Shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.     REPRESENTATIONS AND WARRANTIES

4.1. Investment Funds, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a) Investment Funds is a corporation duly organized and validly existing under the laws of the State of Maryland with power under its Articles of Incorporation, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) Investment Funds is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934 (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, Investment Funds is not, and the execution, delivery and performance of this Agreement by Investment Funds will not result, in violation of Maryland law or of its Articles of Incorporation, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

(e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f) The Statement of Assets and Liabilities, including the Schedule of Investments as of September 30, 2004, and the Statement of Operations for the year then ended, the Statements of Changes in Net Assets for each of the years in the two-year period then ended and Financial Highlights for each of the years in the five-year period then ended have been audited by KPMG LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on the statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g) Since September 30, 2004, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

(j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Transfer Agent, as provided in section 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Directors of Investment Funds, and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of Investment Funds, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m) The information to be furnished by Investment Funds, on behalf of the Acquired Fund, for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in section 5.7 (the “Proxy Statement”), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2. The Acquiring Fund represents and warrants to Investment Funds, on behalf of the Acquired Fund, as follows:

(a) The Acquiring Fund is a corporation duly organized and validly existing under the laws of the State of Maryland with power under its Articles of Incorporation, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) The Acquiring Fund is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result, in violation of Maryland law or of its Articles of Incorporation, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

(e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f) The Statement of Assets and Liabilities, including the Schedule of Investments as of December 31, 2003, and the Statement of Operations for the year then ended, the Statements of Changes in Net Assets for each of the years in the two-year period then ended and Financial Highlights for each of the years in the five-year period then ended have been audited by KPMG LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on the statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g) Since December 31, 2003, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by Investment Funds, on behalf of the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

(j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

(k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable;

(l) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board of Directors of the Acquiring Fund and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The information to be furnished by the Acquiring Fund, for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by Investment Funds, on behalf of the Acquired Fund, for use therein; and

(q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.    COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1. The Acquiring Fund and Investment Funds, on behalf of the Acquired Fund, each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date.

5.2. Upon reasonable notice, the Acquiring Fund’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3. Investment Funds, on behalf of the Acquired Fund, covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than January 28, 2005 (or such other date as the Acquired Fund and the Acquiring Fund may agree to in writing).

5.4. Investment Funds, on behalf of the Acquired Fund, covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5. Investment Funds, on behalf of the Acquired Fund, covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares and will provide the Acquiring Fund with a list of affiliates of the Acquired Fund.

5.6. Subject to the provisions of this Agreement, the Acquiring Fund and Investment Funds, on behalf of the Acquired Fund, will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7. Each Fund covenants to prepare the Registration Statement on Form N-14 (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Fund will file the Registration Statement, including the Proxy Statement, with the Commission. Investment Funds, on behalf of the Acquired Fund, will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8. Investment Funds, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10. The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by Investment Funds, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as Investment Funds may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

5.11. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12. The Acquiring Fund and Investment Funds, on behalf of the Acquired Fund, shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of Investment Funds, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund, the Acquired Fund or their advisers, Directors or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

6.2. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request;

6.3. Investment Funds, on behalf of the Acquired Fund, shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, in a form reasonably satisfactory to Investment Funds, and dated as of the Closing Date, to the effect that:

(a) the Acquiring Fund is a corporation duly organized and validly existing under the laws of the State of Maryland;

(b) the Acquiring Fund has the corporate power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund’s registration statement under the 1940 Act;

(c) this Agreement has been duly authorized, executed and delivered by the Acquiring Fund and assuming due authorization, execution and delivery of the Agreement by Investment Funds on behalf of the Acquired Fund, constitutes a valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d) the execution and delivery of this Agreement by the Acquiring Fund did not, and the issuance of the Acquiring Fund Shares in exchange for the transfer of the Acquired Fund’s assets pursuant to the Agreement will not, violate the Charter or By-Laws of the Acquiring Fund or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

(e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquiring Fund under the Federal laws of the United States or the laws of the State of Maryland with respect to the issuance of the Acquiring Fund Shares in exchange for the transfer of the Acquired Fund’s assets pursuant to the Agreement have been obtained or made; and

(f) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

Such opinion may state that it is solely for the benefit of Investment Funds, its Directors and its officers. Such opinion may contain such assumptions and limitations as shall be in the opinion of Willkie Farr & Gallagher LLP appropriate to render the opinions expressed therein. Such opinion also shall include such other matters incident to the transaction contemplated hereby as Investment Funds, on behalf of the Acquired Fund, may reasonably request. With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of the Acquired Fund, they have relied upon the opinion of Venable LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable LLP.

6.4. The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by Investment Funds, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1. All representations and warranties of Investment Funds, with respect to the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund, the Acquiring Fund or their advisers, Directors or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

7.2. Investment Funds shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of Investment Funds;

7.3. Investment Funds, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of Investment Funds, with respect to the Acquired Fund, made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

7.4. The Acquiring Fund shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a) Investment Funds is a corporation duly organized and validly existing under the laws of the State of Maryland;

(b) Investment Funds, with respect to the Acquired Fund, has the corporate power to carry on its business as presently conducted in accordance with the description thereof in Investment Funds’ registration statement under the 1940 Act;

(c) the Agreement has been duly authorized, executed and delivered by Investment Funds, on behalf of the Acquired Fund, and assuming due authorization, execution and delivery of the Agreement by the Acquired Fund, constitutes a valid and legally binding obligation of Investment Funds, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d) the execution and delivery of the Agreement by Investment Funds, on behalf of the Acquired Fund, did not, and the transfer of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Charter or By-Laws of Investment Funds or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquired Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Acquired Fund is a party or by which it is bound; and

(e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquired Fund under the Federal laws of the United States or the laws of the State of Maryland for the transfer of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made; and

(f) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

Such opinion may state that it is solely for the benefit of the Acquiring Fund, its Board of Directors and its officers. Such opinion may contain such assumptions and limitations as shall be in the opinion of Willkie Farr & Gallagher LLP appropriate to render the opinions expressed therein. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Acquiring Fund may reasonably request. With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of the Acquiring Fund, they have relied upon the opinion of Venable LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable LLP.

7.5. Investment Funds, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of common stock in the Acquired Fund in accordance with the provisions of the Articles of Incorporation, as amended, and By-Laws of Investment Funds, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1;

8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or Investment Funds to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5. The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to Investment Funds and the Acquiring Fund substantially to the effect that, based upon certain facts, assumptions and representations, for Federal income tax purposes: (i) the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of the Acquired Fund, all pursuant to the Plan, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of all of the Acquired Fund liabilities by the Acquiring Fund, and the Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of the Acquired Fund; (iii) under Section 354 of the Code, Shareholders will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for the Acquired Fund Shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each Shareholder will be the same as the aggregate basis of the Acquired Fund Shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Shareholder will include the holding period of Acquired Fund Shares exchanged therefor, provided that the Shareholder held the Acquired Fund Shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of representations it shall request of each of Investment Funds and the Acquiring Fund. Notwithstanding anything herein to the contrary, neither Investment Funds nor the Acquiring Fund may waive the condition set forth in this section 8.5.

9.    INDEMNIFICATION

9.1. The Acquiring Fund agrees to indemnify and hold harmless Investment Funds and each of its Directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally Investment Funds or any of its Directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2. Investment Funds, on behalf of the Acquired Fund, agrees to indemnify and hold harmless the Acquiring Fund and each of its Directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally the Acquiring Fund or any of its Directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.    FEES AND EXPENSES

10.1. Each of the Acquiring Fund and Investment Funds, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2. Expenses of the Reorganization, except those relating to the disposition of the Acquired Fund’s portfolio securities by the Acquiring Fund, will be borne by SBFM or its affiliates.

11.    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1. The Acquiring Fund and Investment Funds, on behalf of the Acquired Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

The covenants to be performed after the Closing and the obligations of each of Acquiring Fund and Investment Funds, on behalf of the Acquired Fund, in Sections 9.1 and 9.2 shall survive the Closing.

12.    TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before March 15, 2005, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.    AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Investment Funds and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.    NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, c/o Smith Barney Investment Funds Inc., 125 Broad Street, New York, New York 10004, with a copy to Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, Attn.: Burton M. Leibert, Esq., or to the Acquiring Fund, c/o Smith Barney Appreciation Fund Inc., 125 Broad Street, New York, New York 10004, with a copy to Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, Attn.: Burton M. Leibert, Esq., or to any other address that Investment Funds or the Acquiring Fund shall have last designated by notice to the other party.

15.    HEADINGS; COUNTERPARTS; ASSIGNMENT

15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:		SMITH BARNEY INVESTMENT FUNDS INC. on behalf of Smith Barney Group Spectrum Fund

/s/ HARRIS GOLDBLAT	By:	/s/ R. JAY GERKEN
Name: Harris Goldblat		Name: R. Jay Gerken
Title: Assistant Secretary		Title: Chairman of the Board, President and Chief Executive Officer

Attest:		SMITH BARNEY APPRECIATION FUND INC.

/s/ MICHAEL KOCUR	By:	/s/ R. JAY GERKEN
Name: Michael Kocur		Name: R. Jay Gerken
Title: Assistant Secretary		Title: Chairman of the Board, President and Chief Executive Officer

Attest:		SMITH BARNEY FUND MANAGEMENT LLC
(solely for purposes of Section 10.2)

/s/ THOMAS C. MANDIA	By:	/s/ R. JAY GERKEN
Name: Thomas C. Mandia		Name: R. Jay Gerken
Title: Assistant Secretary		Title: President

PART B

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

SUBJECT TO COMPLETION, DATED NOVEMBER 3, 2004

STATEMENT OF ADDITIONAL INFORMATION

125 Broad Street

New York, New York 10004

1-800-451-2010

December 6, 2004

RELATING TO THE ACQUISITION BY SMITH BARNEY APPRECIATION FUND INC.

(THE “ACQUIRING FUND”)

OF THE ASSETS OF SMITH BARNEY GROUP SPECTRUM FUND (THE “ACQUIRED FUND”),

A SERIES OF SMITH BARNEY INVESTMENT FUNDS INC. (“INVESTMENT FUNDS”).

This Statement of Additional Information, relating specifically to the proposed acquisition of all of the assets of the Acquired Fund, a series of Investment Funds, by the Acquiring Fund in exchange for shares of common stock of the corresponding class of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, consists of this cover page and the following described documents, each of which accompanies this Statement of Additional Information and is incorporated herein by reference.

1.	Statement of Additional Information for the Acquiring Fund, dated April 29, 2004.

2.	Statement of Additional Information of the Acquired Fund, dated January 28, 2004.

3.	Annual Report to Shareholders of the Acquiring Fund for the year ended December 31, 2003 and Semi-Annual Report to Shareholders of the Acquiring Fund for the six months ended June 30, 2004.

4.	Annual Report to Shareholders of the Acquired Fund for the year ended September 30, 2004.

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement, dated December 6, 2004, relating to the above-referenced matter may be obtained without charge by calling or writing the Acquiring Fund at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

FINANCIAL STATEMENTS

The Annual Report to Shareholders of the Acquired Fund for the fiscal year ended September 30, 2004, the Annual Report to Shareholders of the Acquiring Fund for the fiscal year ended December 31, 2003 and the Semi-Annual Report to Shareholders of the Acquiring Fund for the six months ended June 30, 2004 are incorporated by reference herein. The Annual Reports to Shareholders for the Acquired Fund and the Acquiring Fund include audited financial statements, notes to the financial statements and the reports of the independent registered public accounting firm. To obtain a copy of the Annual and Semi-Annual Reports to Shareholders without charge, please call 1-800-451-2010.

PRO FORMA FINANCIAL STATEMENTS

Because the net asset value of the Acquired Fund is less than 10% of the Acquiring Fund’s net asset value, pro forma financial statements are not required to be and have not been prepared for inclusion in the Statement of Additional Information filed in connection with the Reorganization.

2

THE ANNUAL REPORT TO SHAREHOLDERS, THE SEMI-ANNUAL REPORT TO SHAREHOLDERS AND THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION OF THE ACQUIRING FUND, DATED DECEMBER 31, 2003, JUNE 30, 2004 AND APRIL 29, 2004, RESPECTIVELY, ARE INCORPORATED BY REFERENCE TO THE MOST RECENT FILINGS THEREOF BY SMITH BARNEY APPRECIATION FUND INC.

THE ANNUAL REPORT TO SHAREHOLDERS AND THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION OF THE ACQUIRED FUND, DATED SEPTEMBER 30, 2004 AND JANUARY 28, 2004, RESPECTIVELY, ARE INCORPORATED BY REFERENCE TO THE MOST RECENT FILINGS THEREOF BY SMITH BARNEY INVESTMENT FUNDS INC.

3

PART C

OTHER INFORMATION

Item 15. Indemnification—Reference is made to Section 9 of the Agreement and Plan of Reorganization and to the Registrant’s Articles of Incorporation dated August 25, 1969, as amended. Registrant is a named assured on a joint insured bond pursuant to Rule 17g-1 of the Investment Company Act of 1940. Other assureds include Smith Barney Fund Management LLC (Registrant’s Investment Adviser) and affiliated investment companies. The response to this item is further incorporated by reference to the Registrant’s Registration Statement on Form N-8B-1 (the “Registration Statement”) as filed with the Securities and Exchange Commission on September 9, 1969 and Form N-1A (File Nos. 2-34576 and 811-1940).

ITEM 16. EXHIBITS

1(a) Registrant’s Articles of Incorporation, Articles of Amendment and Articles Supplementary dated August 25, 1969, May 9, 1983, August 26, 1987, July 20, 1989, November 2, 1992, and July 30, 1993, respectively, are incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement filed on December 29, 1993 (“Post-Effective Amendment No. 34”).

1(b) Registrant’s Articles of Amendment dated October 14, 1994, Form of Articles Supplementary dated November 7, 1994 and Form of Articles of Amendment dated November 7, 1993 are incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement filed on November 7, 1994 (“Post-Effective Amendment No. 37”).

1(c) Registrant’s Articles of Amendment dated June 1, 1998 are incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement filed on February 24, 1999 (“Post-Effective Amendment No. 44”).

1(d) Articles of Amendment dated April 29, 2004 are incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement filed on April 29, 2004 (“Post-Effective Amendment No. 50”).

2 Amended and Restated By-Laws are incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement filed on April 30, 2003.

3 Not applicable.

4 Form of Agreement and Plan of Reorganization is included in Part A to the Registration Statement on Form N-14.

5 Registrant’s form of stock certificate is incorporated by reference to Post-Effective Amendment No. 31 to the Registration Statement filed on November 6, 1992 (“Post-Effective Amendment No. 31”).

6 Investment Advisory Agreement between the Registrant and Smith Barney Shearson Asset Management, dated July 30, 1993, is incorporated by reference to Post-Effective Amendment No. 34.

7(a) Distribution Agreement between the Registrant and Smith Barney Shearson Inc., dated July 30, 1993, is incorporated by reference to Post-Effective Amendment No. 34.

7(b) Form of Distribution Agreement between the Registrant and PFS Distributors is incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement filed on July 3, 1995 (“Post-Effective Amendment No. 39”).

7(c) Distribution Agreement between the Registrant and CFBDS, Inc. is incorporated by reference to Post-Effective Amendment No. 44.

7(d) Form of Broker Dealer Contract is incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement filed on April 20, 2001 (“Post-Effective Amendment No. 47”).

7(e) Form of Distribution Agreement with Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 47.

7(f) Form of Distribution Agreement between the Registrant and PFS Distributors is incorporated by reference to Post-Effective Amendment No. 47.

8 Not applicable.

9(a) Form of Custodian Agreement between the Registrant and PNC Bank, National Association is incorporated by reference to Post-Effective Amendment No. 39.

9(b) Form of Master Custodian Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement filed on April 26, 2002.

10(a) Form of Amended and Restated Services and Distribution Plan pursuant to Rule 12b-1 between the Registrant and Salomon Smith Barney Inc., is incorporated by reference to Post-Effective Amendment No. 44.

10(b) Form of Amended and Restated Shareholder Services and Distribution Plan pursuant to Rule 12b-1 with Salomon Smith Barney and PFS Distributors Inc. is incorporated by reference to Post-Effective Amendment No. 47.

10(c) Amended and Restated Shareholder Services and Distribution Plan pursuant to Rule 12b-1 between the Registrant and Citigroup Global Markets Inc. is incorporated by reference to Post-Effective Amendment No. 50.

10(d) Second Amended and Restated Shareholder Services and Distribution Plan dated April 29, 2004 is incorporated by reference to Post-Effective Amendment No. 50.

10(e) Form of Rule 18f-3(d) Multiple Class Plan of the Registrant is incorporated by reference to Post-Effective Amendment No. 40 filed on December 22, 1995.

10(f) Rule 18f-3(d) Multiple Class Plan of the Registrant is incorporated by reference to Post-Effective Amendment No. 44.

11(a) Opinion and consent of Willkie Farr & Gallagher LLP as to the legality of the securities being registered is incorporated by reference to the Registration Statement on Form N-14 of Smith Barney Appreciation Fund Inc., filed November 3, 2004 (Securities Act File No. 333-120203).

11(b) Opinion and consent of Venable LLP as to the legality of the securities being registered is incorporated by reference to the Registration Statement on Form N-14 of Smith Barney Appreciation Fund Inc., filed November 3, 2004 (Securities Act File No. 333-120203).

12 Form of Opinion of Willkie Farr & Gallagher LLP supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement is incorporated by reference to the Registration Statement on Form N-14 of Smith Barney Appreciation Fund Inc., filed November 3, 2004 (Securities Act File No. 333-120203).

13 Not applicable.

14 Consents of Independent Registered Public Accounting Firm are filed herewith.

15 Not applicable.

16 Power of Attorney is incorporated by reference to the Registration Statement on Form N-14 of Smith Barney Appreciation Fund Inc., filed November 3, 2004 (Securities Act File No. 333-120203).

17(a) Form of Proxy Card is incorporated by reference to the Registration Statement on Form N-14 of Smith Barney Appreciation Fund Inc., filed November 3, 2004 (Securities Act File No. 333-120203).

17(b) Annual Report of the Registrant for the year ended December 31, 2003 is incorporated by reference.

17(c) Semi-Annual Report of the Registrant for the six months ended June 30, 2004 is incorporated by reference.

17(d) Prospectus and Statement of Additional Information of the Registrant dated April 29, 2004 are incorporated by reference.

17(e) Prospectus and Statement of Additional Information of Smith Barney Group Spectrum Fund dated January 28, 2004 are incorporated by reference to Post-Effective Amendment No. 92 to the Registration Statement on Form N-1A of Smith Barney Investment Funds Inc. (File No. 2-74288).

17(f) Annual Report of Smith Barney Group Spectrum Fund for the year ended September 30, 2004 is incorporated by reference to the Form N-CSR filed by Smith Barney Investment Funds Inc. on December 3, 2004 (File No. 811-03275).

17(h) Code of Ethics of the Registrant is incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on April 28, 2000.

17(i) Code of Ethics of Citigroup Global Markets Inc. is incorporated by reference to Post-Effective Amendment No. 49.

17(j) Code of Ethics of PFS Distributors Inc. is incorporated by reference to Post-Effective Amendment No. 49.

17(k) Administration Agreement between the Registrant and Smith, Barney Advisers, Inc. dated April 20, 1994, is incorporated by reference to Post-Effective Amendment No. 35 filed on July 1, 1994 (“Post-Effective Amendment No. 35”).

17(l) Transfer Agency Agreement between the Registrant and The Shareholder Services Group, Inc., dated April 20, 1993, is incorporated by reference to Post-Effective Amendment No. 35.

17(m) Form of Sub-Transfer Agency Agreement between the Registrant and PFS Shareholder Services is incorporated by reference to Post-Effective Amendment No. 39.

17(n) Transfer Agency Agreement dated October 1, 1999 between the Registrant and Citi Fiduciary Trust Company f/k/a Smith Barney Private Trust Company) is incorporated by reference to Post-Effective Amendment No. 47.

17(o) Sub-Transfer Agency Agreement dated October 1, 1999 between Citi Fiduciary Trust Company ( f/k/a Smith Barney Private Trust Company) and PFPC Global Fund Services (f/k/a First Data Investor Services Group, Inc.) is incorporated by reference to Post-Effective Amendment No. 47.

17(p) Form of Sub-Transfer Agency Agreement between the Registrant and PFS Shareholder Services is incorporated by reference to Post-Effective Amendment No. 48.

ITEM 17. UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other terms of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to the Registration Statement to be signed on behalf of the Registrant, by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 6th day of December, 2004.

SMITH BARNEY APPRECIATION FUND INC.

By:	/s/ R. Jay Gerken
R. Jay Gerken, Chairman of the Board, President and Chief Executive Officer

As required by the Securities Act of 1933, this Amendment has been signed by the following persons in the capacities and on the date indicated.

• Signature	• Title	• Date

/s/ R. Jay Gerken R. Jay Gerken	Director, Chairman of the Board, President and Chief Executive Officer	December 6, 2004

/s/ James Giallanza James Giallanza	Treasurer and Chief Financial Officer	December 6, 2004

/s/ Burt N. Dorsett* Burt N. Dorsett	Director	December 6, 2004

/s/ Dwight B. Crane* Dwight B. Crane	Director	December 6, 2004

/s/ Elliot S. Jaffe* Elliot S. Jaffe	Director	December 6, 2004

• Signature	• Title	• Date

/s/ Stephen E. Kaufman* Stephen E. Kaufman	Director	December 6, 2004

/s/ Cornelius C. Rose, Jr.* Cornelius C. Rose, Jr.	Director	December 6, 2004

*	Signed by R. Jay Gerken, their duly authorized attorney-in-fact, pursuant to power of attorney dated November 1, 2004.

/s/ R. Jay Gerken

R. Jay Gerken

EXHIBIT INDEX

14 Consents of Independent Registered Public Accounting Firm.